UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022

Just Energy Group Inc.
(Exact name of registrant as specified in its charter)

Canada	001-35400	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 King Street West, Suite 2630 Toronto, Ontario, M5X 1E1
(Address of principal executive offices)
(905) 795-4206
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02Results if Operations and Financials Conditions

The information in Item 7.01 below is incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01Regulation FD Disclosure

As of September 30, 2021, the last business day of the second fiscal quarter of Just Energy Group Inc. (the “Company”), the Company determined that it no longer qualified as a “foreign private issuer” as such term is defined in Rule 405 under the Securities Act. As a result, effective April 1, 2022, the Company has been required to comply with all of the periodic disclosure requirements of the Exchange Act applicable to U.S. domestic issuers, such as Forms 10-K, 10-Q and 8-K, rather than the forms the Company has filed with the Securities and Exchange Commission (“SEC”) in the past as a foreign private issuer, such as Forms 40-F and 6-K, among other requirements.

Accordingly, the Company is now required to prepare its financial statements filed with the SEC in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). As required pursuant to section 4.3(4) of Ontario Securities Commission National Instrument 51-102 – Continuous Disclosure Obligations, the Company must restate its interim financial reports for the fiscal year ended March 31, 2022 (the “Original Interim Financial Statements”) in accordance with U.S. GAAP. As such interim financial reports have previously been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

The restated unaudited consolidated interim financial statements for (i) the three months ended June 30, 2021 and 2020; (ii) the three and six months ended September 30, 2021 and 2020; and (iii) the three and nine months ended December 31, 2021 and 2020 (collectively, the “Restated Interim Financial Statements”) have been prepared in accordance with U.S. GAAP.

The Original Interim Financial Statements, which were prepared in accordance with IFRS, were filed with the SEC on Form 6-K on August 13, 2021, November 9, 2021 and February 16, 2022, respectively. Copies of the Restated Interim Financial Statements are attached as Exhibit 99.1, Exhibit 99.4 and Exhibit 99.7, respectively, to and are incorporated by reference in this Current Report on Form 8-K. Related certifications are attached as Exhibit 99.2, Exhibit 99.3, Exhibit 99.5, Exhibit 99.6, Exhibit 99.8 and Exhibit 99.9, respectively, to and are incorporated by reference in this Current Report on Form 8-K.

The information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits

Exhibit Number	Description
99.1	Interim Condensed Consolidated Financial Statements for three months ended June 30, 2021 and 2020 dated July 26, 2022
99.2	Form 52-109F2R Certification of Refiled Interim Filings Full Certificate - Chief Executive Officer dated July 26, 2022, for the interim period ended June 30, 2021
99.3	Form 52-109F2R Certification of Refiled Interim Filings Full Certificate - Chief Financial Officer dated July 26, 2022, for the interim period ended June 30, 2021
99.4	Interim Condensed Consolidated Financial Statements for three and six months ended September 30, 2021 and 2020 dated July 26, 2022
99.5	Form 52-109F2R Certification of Refiled Interim Filings Full Certificate - Chief Executive Officer dated July 26, 2022, for the interim period ended September 30, 2021
99.6	Form 52-109F2R Certification of Refiled Interim Filings Full Certificate - Chief Financial Officer dated July 26, 2022, for the interim period ended September 30, 2021
99.7	Interim Condensed Consolidated Financial Statements for three and nine months ended December 31, 2021 and 2020 dated July 26, 2022
99.8	Form 52-109F2R Certification of Refiled Interim Filings Full Certificate - Chief Executive Officer dated July 26, 2022, for the interim period ended December 31, 2021
99.9	Form 52-109F2R Certification of Refiled Interim Filings Full Certificate - Chief Financial Officer dated July 26, 2022, for the interim period ended December 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2022	Just Energy Group Inc

	By:	/s/ Michael Carter
Michael Carter
Chief Financial Officer